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                                                Filed Pursuant to Rule 497
                                                Registration File No.: 32-53856


                      SUPPLEMENT TO THE PROSPECTUSES OF
         DEAN WITTER LIMITED TERM MUNICIPAL TRUST DATED JUNE 13, 1997
             DEAN WITTER SHORT-TERM BOND FUND DATED JULY 10, 1997
    DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST DATED APRIL 30, 1997
          DEAN WITTER LIQUID ASSET FUND INC. DATED OCTOBER 18, 1996
     DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST DATED MARCH 19, 1997
       DEAN WITTER TAX-FREE DAILY INCOME TRUST DATED FEBRUARY 24, 1997
  DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST DATED FEBRUARY 25, 1997 DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST DATED FEBRUARY 24, 1997

   On July 28, 1997, certain other open-end investment companies ("Multi-Class Funds") to which Dean Witter InterCapital Inc. acts as investment manager began offering their shares in four classes (each, a Class), each with a different combination of sales charges, ongoing fees and other features. Each of the Funds listed above (each, a "Fund," and collectively, the "Funds") will continue to offer one class of shares. In order to reflect implementation of this multiple class distribution system, the Prospectus of each Fund is revised as follows:

   Under the section "Shareholder Services--Exchange Privilege," (i) the term "CDSC funds" is amended to mean Dean Witter Global Short-Term Income Fund Inc., Dean Witter National Municipal Trust, Dean Witter High Income Securities and Class B of the Multi-Class Funds and, for purposes of calculating the holding period and the applicable contingent deferred sales charge ("CDSC") rate, shall also include shares of a Class of a Multi-Class Fund that are subject to a CDSC; (ii) the term "FESC funds" is amended to mean Dean Witter Hawaii Municipal Trust, Dean Witter Multi-State Municipal Series Trust and Class A of the Multi-Class Funds; and (iii) the term "Exchange Funds" is amended to mean the Funds and Dean Witter Short-Term U.S. Treasury Trust.

   In addition, Class C and Class D shares of the Multi-Class Funds may be exchanged for shares of the Funds. Such exchanges would be effected on the same net asset value basis as exchanges from FESC funds and CDSC funds to the Funds. Shares of the Funds received in an exchange for shares of FESC funds may no longer be exchanged for shares of CDSC funds. Shares of the Funds received in an exchange for shares of any Class of a Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Multi-Class Fund or for shares of one of the other Funds.

July 28, 1997